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                                              Exhibit 10.48




                                   NON-QUALIFIED STOCK OPTION AGREEMENT
                              between the Registrant and Andrew L. Lewis IV
                                          Effective July 8, 1996

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                         HURCO COMPANIES, INC.
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                NON-QUALIFIED STOCK OPTION AGREEMENT


               THIS AGREEMENT is made and entered into as of July 8, 1996, by and between Hurco Companies, Inc., an Indiana corporation ("Company"), and Andrew L. Lewis IV ("Director").

                                                RECITALS:

A. Director is a member of the Board of Directors of the Company and is in a position to contribute significantly to the Company's long-term growth and strategic goals.

B. As an added incentive to advance the interests of the Company and in recognition of the service and leadership of Director, the Board of Directors of the Company granted to Director on July 8, 1996, non-qualified stock options to purchase shares of the Common Stock of the Company. The stock options granted hereby are separate and distinct from the 1990 stock Option Plan of the Company.

                  In consideration of the premises, the parties hereto agree as follows:

                  1. Grant of Options. The Company hereby grants to Director the right, privilege, and option to purchase 10,000 shares of its Common Stock at the purchase price of $5.125 per share, in the manner and subject to the conditions hereinafter provided.

2. Time of Exercise of Options. The Options may be exercised in whole or in part from time to time during the period from July 8, 1997 through July 8, 2002.

          3. Method of Exercise. The Options shall be exercised by written notice directed to the Company in the form attached hereto as Exhibit "A", accompanied by a check in full payment of the option price for the specified number of shares purchased. The Company shall make prompt delivery of the certificate or certificates for such shares, provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

4. Termination of Options. Except as herein otherwise stated, the Options to the extent not previously exercised or expired, shall terminate and expire upon the first to occur of the following dates:



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(a) The expiration of six (6) months after the date on which Director's service as a member of the Board of Directors of the Company ceases;

                  (b) The expiration of twelve (12) months after the date on which Director's service as a member of the Board of Directors ceases by reason of his permanent and total disability or death; or

                  (c)      July 8, 2002.


                  5. Reclassification,  Consolidation,  or Merger. If and to the
extent that the number of issued shares of the Common Stock of the Company shall be increased or reduced by change in par value, split up, reclassification, distribution of a stock dividend of 5% or more, or the like, the number of shares subject to options and the option price per share shall be proportionately adjusted.

                  If  the   Company  is  the   surviving   corporation   in  any
reorganization, consolidation or merger with another corporation, Director shall be entitled to receive options covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions, provided, however, that the new options or assumption of the old options shall not give the Director additional benefits which he did not have under the old options, or deprive him of benefits which he had under the old options.

                  6. Rights Prior to Exercise of Options. The Options are non-transferable by Director and are exercisable only by him during his lifetime, except that in the case of his judicially declared incompetence or disability the Options may be exercised by the legally appointed guardian or conservator of his estate. In the case of the Director's death while any part of the Options are outstanding, the Options may be exercised by the executor of his will or administrator of his estate or, if the administration of his estate has been closed, by his heirs or legatees entitled thereto. Neither the Director nor any person claiming under or through him shall have any rights as a shareholder of the Company with respect to any of the option shares until full payment of the option price and delivery to him of certificates for such shares as herein provided.

                  7. Restrictions on Disposition. All shares acquired by Director pursuant to this Non-Qualified Stock Option Agreement shall be subject to the following restrictions: The shares will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933 ("Act") and must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Company is not obligated to register the shares under the Act. The shares acquired pursuant to exercise of the Options shall be acquired for Director's own account for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition. Notwithstanding the foregoing, the Company may refuse to transfer the shares until it receives an opinion of counsel for the Company that such transfer is exempt from registration under the Act or qualification under any other securities law.

                  8. Payment of Taxes on Exercise of Options. Whenever shares of Common Stock are to be issued to Director in connection with the exercise of the Options, the Company shall have the right to require him to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. In the alternative, the Company may elect to withhold from the shares to be issued that number of shares (based on the market value of the stock at that time) which would satisfy the tax withholding amount due.

9. Binding Effect. This Non-Qualified Stock Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

               IN WITNESS WHEREOF, the parties hereby have executed this Non-Qualified Stock Option Agreement to be effective on the day and year first above written.

                                                          HURCO COMPANIES, INC.


                                                    By:/s/ Brian D. McLaughlin
                                                           Brian D. McLaughlin
                                                               President
                                                        Chief Executive Officer
                                                              "Company"


                                                     By:/s/ Andrew L. Lewis IV
                                                            Andrew L. Lewis IV
                                                               "Director"


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                                               EXHIBIT "A"



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        (date)



Hurco Companies, Inc.
Attn: Corporate Investor Relations
One Technology Way
P.O. Box 68180
Indianapolis, Indiana 46268


         Under the provisions of the Non-Qualified Stock Option Agreement for shares of Stock of Hurco Companies, Inc., granted to me on ________________, I give notice of my election to purchase _______ shares covered by that Agreement.

         Delivered herewith is my check in the amount of $___________ in payment of the option price.

         My exact name, my Social Security Number and address as I wish it to appear on the stock certificate, or certificates, is as follows:

         Name:    _____________________________________
         Address: _____________________________________
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         Social Security Number:    ______________________

         I hereby represent and agree that all of the shares of Stock being purchased by me hereunder are being acquired for investment and not with a view to the sale or distribution thereof and that I understand that such shares of Stock have not been registered under the Securities Act of 1933, as amended, or the Indiana Securities Law, as amended, and may not be sold, transferred, pledged, hypothecated, alienated or otherwise assigned or disposed of without either registration under such laws or an exemption provided by such laws or the rules promulgated thereunder, and the Company shall have received a satisfactory opinion of counsel to that effect.

Very truly yours,


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      (signature)